[Logo] M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(r)


                               [graphic omitted]


                         MFS(R) STRATEGIC
                         GROWTH FUND


                         SEMIANNUAL REPORT o FEBRUARY 29, 2000

                    -----------------------------------------
                       MUTUAL FUND GIFT KITS (see page 31)
                    -----------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 25
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, fewer than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2000

--------------
(1) Source: Investment Company Institute.

(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of S. Irfan Ali]
     S. Irfan Ali

For the six months ended February 29, 2000, Class A shares of the Fund provided a total return of 38.13%, Class B shares 37.67%, Class C shares 37.73%, Class I shares 38.38%, and Class J shares 37.97%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 4.11% return for the Fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance. Over the same period, these returns also compare to a 29.33% return for the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

Q. TO WHAT DO YOU ATTRIBUTE THE FUND'S RECENT STRONG PERFORMANCE, AS COMPARED TO ITS BENCHMARK?

A. The Fund's strong performance over the past six months, relative to the S&P 500, can be largely attributed to our emphasis on select stocks in technology and telecommunications, two sectors that greatly outpaced the rest of the market.

    As of February 29, 2000, the technology sector comprises about 49% of the portfolio and consists primarily of holdings in software, semiconductor, and networking companies. A standout in the software area has been Oracle, one of the largest positions in the Fund and an example of how we use MFS Original Research(R) to guide individual stock selection. Oracle is a leading database software vendor. Its stock had not done particularly well for much of 1999. But we stuck with the company and actually increased our holdings in it because Oracle had been retooling all of its products for the Internet and was, we perceived, very well positioned to exploit explosive growth in business-to-business use of the Internet. As we spoke with Oracle's current and potential customers, we came to believe that Oracle was going to experience an acceleration in revenue as its software became a dominant platform for electronic commerce. When its Internet-driven revenue started to accelerate around the middle of last year, Oracle's market positioning became apparent, and our holdings in the company became a major contributor to the Fund's performance.

Q.  COULD YOU COMMENT ON THE FUND'S TELECOMMUNICATIONS HOLDINGS?

A. Complementing the technology sector, telecommunications holdings were also strong performers. Sprint PCS and NEXTEL, for example, were large positions that did very well as each company benefited from a rapid increase in wireless phone customers. Industry consolidation proved to be another positive trend among wireless stocks as companies merged to create continental or global coverage areas. The Fund's performance was helped by investments in several wireless companies whose stocks appreciated considerably as they became acquisition targets, including Mannesmann, AirTouch, and Orange PLC.

Q.  DID ANY AREAS UNDERPERFORM DURING THE PERIOD?

A. An area that was disappointing for the Fund was the health care sector. Concern over reform of Medicare reimbursements created a challenging environment for health care stocks. Large-cap pharmaceutical stocks, for example, which had been very highly valued, were weak performers during the period. Though the portfolio had correctly been underweighted in health care stocks, the exposure we had did not help the Fund's performance.

Q.  HOW IS THE FUND POSITIONED?

A. Looking to the period ahead, we have taken positions in a number of sectors -- including technology, telecommunications, and business services -- where we see potential for strong growth.

    Technology is still our largest industry weighting, given what we see as continued highly favorable trends. Semiconductor companies remain supply-constrained by strong demand from the personal computer and telecommunications industries. Major semiconductor holdings in the portfolio include LSI Logic, Atmel, and Teradyne. Networking companies such as Cisco Systems are, we believe, seeing a broadening market opportunity driven by the demands of increased data traffic and Internet usage. Software companies, we expect, will also see growth from the Internet, augmented by an increase in software spending post-Year 2000 (Y2K). Besides Oracle, software holdings include Microsoft, Computer Associates, Siebel Systems, and Rational Software.

    We would also highlight business services as an area in which we are building our industry weighting. These companies provide services to other businesses, such as credit card processing, mutual fund processing, wire transfers, and information technology consulting. Many of these stocks lagged the market in 1999, primarily because of a slowing in growth in the second half of the year stemming from customers' reluctance to make major information technology changes ahead of the Y2K date change. We have invested in companies such as Computer Sciences Corp. because of attractive valuations and prospects of acceleration in business in the year 2000.

/s/ S. Irfan Ali

    S. Irfan Ali
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   S. IRFAN ALI IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) STRATEGIC GROWTH FUND AND THE STRATEGIC GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE IS ALSO A MANAGER OF MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND.

   HE JOINED MFS AS A RESEARCH ANALYST IN 1993 AFTER GRADUATING FROM HARVARD BUSINESS SCHOOL WITH AN M.B.A. DEGREE AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1996, VICE PRESIDENT IN 1997, AND PORTFOLIO MANAGER IN 1999. HE COMPLETED HIS BACHELOR'S DEGREE AT HARVARD IN 1989 AND WORKED AS A CORPORATE FINANCE ANALYST WITH FIRST BOSTON CORP. BEFORE GOING TO BUSINESS SCHOOL.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                   SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       JANUARY 2, 1996

  CLASS INCEPTION:             CLASS A  JANUARY 2, 1996
                               CLASS B  APRIL 11, 1997
                               CLASS C  APRIL 11, 1997
                               CLASS I  JANUARY 2, 1997
                               CLASS J  DECEMBER 31, 1999

  SIZE:                        $2.6 BILLION NET ASSETS AS OF FEBRUARY 29, 2000

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH FEBRUARY 29, 2000

CLASS A
                                       6 Months   1 Year     3 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                          +38.13%   +48.68%   +206.67%   +371.67%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                            --      +48.68%   + 45.29%   + 45.24%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                            --      +40.13%   + 42.45%   + 43.18%
--------------------------------------------------------------------------------

CLASS B
                                       6 Months   1 Year     3 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                          +37.67%   +47.73%   +200.56%   +362.26%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                            --      +47.73%   + 44.31%   + 44.54%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                            --      +43.73%   + 43.86%   + 44.39%
--------------------------------------------------------------------------------

CLASS C
                                       6 Months   1 Year     3 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                          +37.73%   +47.77%   +201.12%   +363.13%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                            --      +47.77%   + 44.40%   + 44.60%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                            --      +46.77%   + 44.40%   + 44.60%
--------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, January 2, 1996, through February 29, 2000.

CLASS I
                                       6 Months   1 Year     3 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                          +38.38%   +49.22%   +209.66%   +376.26%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                            --      +49.22%   + 45.76%   + 45.58%
--------------------------------------------------------------------------------

CLASS J
                                       6 Months   1 Year     3 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                          +37.97%   +48.51%   +206.33%   +371.13%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                            --      +48.51%   + 45.23%   + 45.20%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                            --      +45.54%   + 44.26%   + 44.49%
--------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, January 2, 1996, through February 29, 2000.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J shares are only available to certain Japanese investors.

Class B, C, I, and J share performance includes the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class J blended performance has been adjusted to take into account the initial sales charge (load) applicable to Class J shares. Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the load applicable to Class A shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class B, C, and J shares are higher than those of Class A, the blended Class B, C, and J share performance is higher than it would have been had Class B, C, and J shares been offered the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 29, 2000

FIVE LARGEST STOCK SECTORS

        TECHNOLOGY                                   48.8%
        UTILITIES & COMMUNICATIONS                   12.7%
        CONGLOMERATES, SPECIAL PRODUCTS/SERVICES      9.9%
        LEISURE                                       6.9%
        RETAILING                                     5.2%

TOP 10 STOCK HOLDINGS
MICROSOFT CORP.  3.4%                              MOTOROLA, INC.  2.0%
Computer software and systems company              Manufacturer of communications and
                                                   electronics products
ORACLE CORP.  3.0%
Database software developer and manufacturer       GENERAL ELECTRIC CO.    2.0%
                                                   Diversified manufacturing and financial
CISCO SYSTEMS, INC.  2.6%                          services conglomerate
Computer network developer
                                                   BMC SOFTWARE, INC.  1.9%
CORNING, INC.  2.2%                                Computer software company
Materials and equipment supplier to
communications industries                          LSI LOGIC CORP.  1.8%
                                                   Manufacturer of chips for communications
COMPUTER ASSOCIATES INTERNATIONAL, INC.  2.2%      products
Computer software company
                                                   SIEBEL SYSTEMS, INC.  1.8%
                                                   Developer of sales, marketing, and customer
                                                   service software

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 29, 2000

Stocks - 99.5%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 87.8%
  Advertising - 0.4%
    Omnicom Group, Inc.                                                38,600             $    3,635,638
    Young & Rubicam, Inc.                                             123,400                  6,231,700
                                                                                          --------------
                                                                                          $    9,867,338
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.2%
    Providian Financial Corp.                                          73,700             $    4,776,681
--------------------------------------------------------------------------------------------------------
  Biotechnology - 1.4%
    Waters Corp.*                                                     369,300             $   36,214,481
--------------------------------------------------------------------------------------------------------
  Business Machines - 3.1%
    Affiliated Computer Services, Inc., "A"*                          667,926             $   21,039,669
    Egain Communications Corp.*                                       130,500                  7,356,938
    Seagate Technology, Inc.*                                         524,000                 26,134,500
    Sun Microsystems, Inc.*                                           277,344                 26,417,016
                                                                                          --------------
                                                                                          $   80,948,123
--------------------------------------------------------------------------------------------------------
  Business Services - 7.1%
    Automatic Data Processing Inc.                                    308,900             $   13,456,456
    Bea Systems, Inc.*                                                 87,400                 11,061,563
    BISYS Group, Inc.*                                                507,600                 26,173,125
    Computer Sciences Corp.*                                          474,200                 37,372,887
    Concord EFS, Inc.*                                                404,100                  7,905,206
    DST Systems, Inc.*                                                212,881                 11,947,946
    First Data Corp.                                                  788,150                 35,466,750
    Fiserv, Inc.*                                                     894,100                 24,364,225
    Metamor Worldwide, Inc.*                                           98,700                  2,023,350
    Teletech Holdings, Inc.*                                          324,050                 12,273,394
                                                                                          --------------
                                                                                          $  182,044,902
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 1.5%
    Sprint Corp. (PCS Group)*                                         602,900             $   31,200,075
    U.S. Cellular Corp.*                                               28,000                  1,874,250
    VoiceStream Wireless Corp.*                                        30,100                  4,005,181
    Western Wireless Corp.*                                            28,300                  1,372,550
                                                                                          --------------
                                                                                          $   38,452,056
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.4%
    Dell Computer Corp.*                                              236,800             $    9,664,400
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.6%
    Documentum, Inc.*                                                 363,300             $   27,406,444
    Intuit, Inc.*                                                      54,900                  2,882,250
    Microsoft Corp.*                                                  972,700                 86,935,062
                                                                                          --------------
                                                                                          $  117,223,756
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.3%
    EMC Corp.*                                                        124,500             $   14,815,500
    Portal Software, Inc.*                                            230,700                 17,331,338
    Xpedior, Inc.*                                                     45,000                    810,000
                                                                                          --------------
                                                                                          $   32,956,838
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 15.1%
    Ariba, Inc.*                                                       31,500             $    8,331,750
    BMC Software, Inc.*                                             1,041,862                 47,925,652
    Cadence Design Systems, Inc.*                                   1,860,740                 37,098,504
    Computer Associates International, Inc.                           887,870                 57,101,139
    Compuware Corp.*                                                1,182,852                 26,170,601
    I2 Technologies, Inc.*                                             29,600                  4,839,600
    Liberate Technologies*                                             17,700                  1,803,188
    Oracle Corp.*                                                   1,046,450                 77,698,912
    Rational Software Corp.*                                          630,900                 44,872,762
    Siebel Systems, Inc.*                                             339,300                 47,056,669
    VERITAS Software Corp.*                                           180,500                 35,716,437
                                                                                          --------------
                                                                                          $  388,615,214
--------------------------------------------------------------------------------------------------------
  Conglomerates - 1.7%
    Tyco International Ltd.                                         1,154,804             $   43,810,377
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.1%
    Galileo International, Inc.                                       230,500             $    3,918,500
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.0%
    General Electric Co.                                              382,900             $   50,614,594
--------------------------------------------------------------------------------------------------------
  Electronics - 11.5%
    Altera Corp.*                                                     346,184             $   27,608,174
    Analog Devices, Inc.*                                             183,900                 28,872,300
    Applied Materials, Inc.*                                           85,900                 15,714,331
    Atmel Corp.*                                                      887,100                 43,911,450
    Cypress Semiconductor Corp.*                                      310,200                 14,152,875
    Fairchild Semiconductor International Co.*                        301,900                 11,396,725
    Intel Corp.                                                       225,034                 25,428,842
    LSI Logic Corp.*                                                  738,000                 47,278,125
    National Semiconductor Corp.*                                     427,600                 32,123,450
    Novellus Systems, Inc.*                                           196,100                 11,631,181
    Teradyne, Inc.*                                                   436,700                 37,992,900
                                                                                          --------------
                                                                                          $  296,110,353
--------------------------------------------------------------------------------------------------------
  Entertainment - 3.7%
    AMFM, Inc.*                                                        60,400             $    3,707,050
    CBS Corp.*                                                        468,288                 27,892,404
    Clear Channel Communications, Inc.*                                99,725                  6,644,178
    Comcast Corp., "A"                                                464,100                 19,724,250
    Cox Radio, Inc., "A"*                                              12,348                    987,840
    Gemstar International Group Ltd.*                                  23,800                  1,805,825
    Hearst-Argyle Television, Inc.*                                    43,800                    911,587
    Infinity Broadcasting Corp., "A"*                               1,043,525                 33,327,580
    Spanish Broadcasting Systems, Inc.*                                14,125                    270,141
                                                                                          --------------
                                                                                          $   95,270,855
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.4%
    American Express Co.                                               25,432             $    3,412,656
    Associates First Capital Corp., "A"                               411,752                  8,183,571
    Citigroup, Inc.                                                   298,450                 15,426,134
    Federal Home Loan Mortgage Corp.                                  192,400                  8,032,700
    Federal National Mortgage Assn                                     26,362                  1,397,186
    Merrill Lynch & Co., Inc.                                         133,700                 13,704,250
    Morgan Stanley Dean Witter & Co.                                  253,074                 17,825,900
    State Street Corp.                                                270,643                 19,723,109
                                                                                          --------------
                                                                                          $   87,705,506
--------------------------------------------------------------------------------------------------------
  Insurance - 0.8%
    American International Group, Inc.                                118,093             $   10,443,850
    Aon Corp.                                                          79,600                  1,666,625
    Gallagher (Arthur J.) & Co.                                       175,000                  8,946,875
    Hartford Financial Services Group, Inc.                            11,900                    371,875
                                                                                          --------------
                                                                                          $   21,429,225
--------------------------------------------------------------------------------------------------------
  Internet - 0.1%
    VeriSign, Inc.*                                                    10,800             $    2,732,400
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.5%
  American Home Products Corp.
  Bausch & Lomb, Inc.                                                 412,000                 21,733,000
  Bristol-Myers Squibb Co.                                            179,836                 10,216,933
  Johnson & Johnson Co.                                                16,000                  1,148,000
  Pharmacia & Upjohn, Inc.                                            424,000                 20,193,000
                                                                                          --------------
                                                                                          $   64,764,841
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.4%
    United Healthcare Corp.                                           151,927             $    7,767,268
    VISX, Inc.*                                                       177,000                  2,997,937
                                                                                          --------------
                                                                                          $   10,765,205
--------------------------------------------------------------------------------------------------------
  Oil Services - 2.3%
    Baker Hughes, Inc.                                                594,900             $   15,393,037
    Cooper Cameron Corp.*                                             301,775                 16,673,069
    Halliburton Co.                                                   311,700                 11,903,044
    Noble Drilling Corp.*                                             323,400                 11,642,400
    Schlumberger Ltd.                                                  33,400                  2,467,425
                                                                                          --------------
                                                                                          $   58,078,975
--------------------------------------------------------------------------------------------------------
  Oils - 0.7%
    Conoco, Inc.                                                      172,500             $    3,396,094
    Transocean Sedco Forex, Inc.*                                     343,766                 13,557,271
                                                                                          --------------
                                                                                          $   16,953,365
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.9%
    Gannett Co., Inc.                                                 130,916             $    8,534,087
    Tribune Co.                                                       357,600                 13,924,050
                                                                                          --------------
                                                                                          $   22,458,137
--------------------------------------------------------------------------------------------------------
  Railroads - 0.6%
    Kansas City Southern Industries, Inc.                             187,800             $   14,789,250
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.3%
    Cendant Corp.*                                                    262,538             $    4,676,458
    Wendy's International, Inc.                                       190,800                  3,005,100
                                                                                          --------------
                                                                                          $    7,681,558
--------------------------------------------------------------------------------------------------------
  Stores - 2.9%
    Costco Wholesale Corp.*                                            82,800             $    4,108,950
    CVS Corp.                                                         616,298                 21,570,430
    Lowe's Cos., Inc.                                                 115,400                  5,495,925
    Office Depot, Inc.*                                             1,039,931                 12,674,159
    Tandy Corp.                                                       362,600                 13,801,463
    TJX Cos., Inc.                                                    180,550                  2,877,516
    Wal-Mart Stores, Inc.                                             300,776                 14,644,031
                                                                                          --------------
                                                                                          $   75,172,474
--------------------------------------------------------------------------------------------------------
  Supermarkets - 1.9%
    Kroger Co.*                                                     1,481,064             $   22,030,827
    Safeway, Inc.*                                                    669,200                 25,806,025
                                                                                          --------------
                                                                                          $   47,836,852
--------------------------------------------------------------------------------------------------------
  Telecommunications - 15.4%
    Alltel Corp.                                                       24,900             $    1,444,200
    American Tower Corp., "A"*                                        379,200                 18,675,600
    ANTEC Corp.*                                                      385,000                 20,380,938
    AT&T Corp.*                                                       231,300                 12,085,425
    Cisco Systems, Inc.*                                              496,624                 65,647,485
    Corning, Inc.                                                     305,200                 57,377,600
    Cox Communications, Inc.*                                         279,900                 12,717,956
    GTE Corp.                                                          37,800                  2,230,200
    JDS Uniphase Corp.*                                                11,800                  3,110,775
    MCI WorldCom, Inc.*                                               425,593                 18,992,088
    Metromedia Fiber Network, Inc., "A"*                              189,160                 13,598,831
    Motorola, Inc.                                                    298,947                 50,970,463
    Network Solutions, Inc.*                                           38,100                 12,284,869
    NEXTEL Communications, Inc.*                                      206,550                 28,245,712
    Nortel Networks Corp.                                             182,900                 20,393,350
    QUALCOMM, Inc.*                                                    86,000                 12,249,625
    Tellabs, Inc.*                                                     91,700                  4,401,600
    UnitedGlobalCom, Inc.*                                            156,400                 16,343,800
    Vignette Corp.*                                                    79,100                 18,232,550
    Winstar Communications, Inc.*                                      91,800                  7,103,025
                                                                                          --------------
                                                                                          $  396,486,092
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.7%
    AES Corp.*                                                        166,100             $   13,921,256
    Calpine Corp.*                                                     47,500                  4,346,250
                                                                                          --------------
                                                                                          $   18,267,506
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.8%
    U.S. West, Inc.                                                   279,500             $   20,298,688
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $2,255,908,542
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 11.7%
  Bermuda - 1.0%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                  192,500             $    5,510,313
    Global Crossing Ltd. (Telecommunications)*                        415,700                 19,382,012
                                                                                          --------------
                                                                                          $   24,892,325
--------------------------------------------------------------------------------------------------------
  Brazil - 1.0%
    Tele Sudeste Celular Participacoes S.A. (Telecommunications)       87,100             $    4,986,475
    Telecomunicacoes De Sao Paulo S.A. (Telecommunications)*          571,400                 19,534,738
                                                                                          --------------
                                                                                          $   24,521,213
--------------------------------------------------------------------------------------------------------
  Finland - 1.0%
    Nokia Corp., ADR (Telecommunications)                             123,800             $   24,551,087
--------------------------------------------------------------------------------------------------------
  France - 1.1%
    Vivendi (Business Services)                                       250,500             $   29,463,854
--------------------------------------------------------------------------------------------------------
  Hong Kong - 0.1%
    China Telecom Ltd. (Telecommunications)                           334,000             $    3,079,320
--------------------------------------------------------------------------------------------------------
  Italy - 0.6%
    Telecom Italia Mobile S.p.A. (Telecommunications)               1,229,000             $   16,766,033
--------------------------------------------------------------------------------------------------------
  Japan - 1.1%
    Fast Retailing Co. (Retail)                                        35,200             $   10,012,744
    Nippon Telegraph & Telephone Co. (Utilities - Telephone)              823                 11,386,856
    NTT Mobile Communications Network, Inc. (Telecommunications)          150                  6,048,607
                                                                                          --------------
                                                                                          $   27,448,207
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.5%
    Asm International N.V. (Electronics)*                             238,600             $    7,784,325
    KPN N.V. (Telecommunications)*                                    241,700                 30,770,677
                                                                                          --------------
                                                                                          $   38,555,002
--------------------------------------------------------------------------------------------------------
  Peru - 0.1%
    Telefonica del Peru S.A., ADR (Telecommunications)                167,100             $    3,279,338
--------------------------------------------------------------------------------------------------------
  Sweden - 0.7%
    Ericsson LM, "B" (Telecommunications)                             121,400             $   11,644,518
    Ericsson LM, ADR (Telecommunications)                              61,100                  5,865,600
                                                                                          --------------
                                                                                          $   17,510,118
--------------------------------------------------------------------------------------------------------
  Switzerland - 0.3%
    Nestle S.A. (Food and Beverage Products)                            5,022             $    8,479,523
--------------------------------------------------------------------------------------------------------
  United Kingdom - 3.2%
    BP Amoco PLC, ADR (Oils)                                          255,350             $   12,001,450
    Cable & Wireless Communications PLC (Telecommunications)        1,636,700                 27,716,029
    COLT Telecom Group PLC, ADR (Telecommunications)*                  34,000                  7,921,469
    Shire Pharmaceuticals Group PLC (Medical and Health
      Technology and Services)*                                       100,000                  4,800,000
    Vodafone AirTouch PLC (Telecommunications)*                     5,118,127                 28,634,494
                                                                                          --------------
                                                                                          $   81,073,442
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  299,619,462
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,928,355,071)                                            $2,555,528,004
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stock
--------------------------------------------------------------------------------------------------------
  Insurance
    Lincoln National Corp., 1.85% (Identified Cost, $537,967)          25,300             $      354,200
--------------------------------------------------------------------------------------------------------

Convertible Bond
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
  Financial Services
    Bell Atlantic Financial Services, Inc., 4.25s,
      2005## (Identified Cost, $437,191)                           $      394             $      558,003
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.1%
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 3/22/00                            $   15,000             $   14,950,825
    Federal Home Loan Mortgage Corp., due 3/01/00                      13,415                 13,415,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $   28,365,825
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,957,696,054)                                       $2,584,806,032

Other Assets, Less Liabilities - (0.6%)                                                      (15,776,735)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $2,569,029,297
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,957,696,054)        $2,584,806,032
  Investments of cash collateral for securities loaned,
    at value (identified cost, $138,104,729)                        138,104,729
  Cash                                                                    5,414
  Receivable for Fund shares sold                                    16,595,684
  Receivable for investments sold                                    23,207,840
  Interest and dividends receivable                                     443,457
  Deferred organization expenses                                            363
  Other assets                                                            4,127
                                                                 --------------
      Total assets                                               $2,763,167,646
                                                                 --------------
Liabilities:
  Payable for Fund shares reacquired                             $    4,451,193
  Payable for investments purchased                                  51,196,797
  Collateral for securities loaned, at value                        138,104,729
  Payable to affiliates -
    Management fee                                                       50,921
    Shareholder servicing agent fee                                       6,790
    Distribution and service fee                                         49,183
    Administrative fee                                                      883
  Accrued expenses and other liabilities                                277,853
                                                                 --------------
      Total liabilities                                          $  194,138,349
                                                                 --------------
Net assets                                                       $2,569,029,297
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,820,867,082
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 627,114,736
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                   132,312,209
  Accumulated net investment loss                                   (11,264,730)
                                                                 --------------
      Total                                                      $2,569,029,297
                                                                 ==============
Shares of beneficial interest outstanding                          70,454,713
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $1,043,631,594 / 28,371,361 shares of
      beneficial interest outstanding)                               $36.78
                                                                     ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                 $39.02
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $1,149,123,821 / 31,734,694 shares of
      beneficial interest outstanding)                               $36.21
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $338,997,695 / 9,341,785 shares of
      beneficial interest outstanding)                               $36.29
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $36,513,672 / 985,817 shares of
      beneficial interest outstanding)                               $37.04
                                                                     ======
Class J shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $762,515 / 21,056 shares of beneficial
      interest outstanding)                                          $36.21
                                                                     ======
  Offering price per share (100 / 98 of net asset value
    per share)                                                       $36.95
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                    $    2,571,898
    Interest                                                          1,475,280
    Income on securities loaned                                         234,385
    Foreign taxes withheld                                              (27,026)
                                                                 --------------
      Total investment income                                    $    4,254,537
                                                                 --------------
  Expenses -
    Management fee                                               $    6,745,894
    Trustees' compensation                                               20,406
    Shareholder servicing agent fee                                     899,453
    Distribution and service fee (Class A)                            1,177,070
    Distribution and service fee (Class B)                            4,259,215
    Distribution and service fee (Class C)                            1,225,587
    Distribution and service fee (Class J)                                  237
    Administrative fee                                                   88,769
    Custodian fee                                                       242,355
    Printing                                                             58,184
    Postage                                                             136,022
    Auditing fees                                                        15,961
    Legal fees                                                            7,721
    Amortization of organization expenses                                   219
    Miscellaneous                                                       662,575
                                                                 --------------
      Total expenses                                             $   15,539,668
    Fees paid indirectly                                                (39,296)
                                                                 --------------
      Net expenses                                               $   15,500,372
                                                                 --------------
        Net investment loss                                      $  (11,245,835)
                                                                 --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $  164,601,744
    Foreign currency transactions                                      (273,087)
                                                                 --------------
      Net realized gain on investments and foreign currency
        transactions                                             $  164,328,657
                                                                 --------------
  Change in unrealized appreciation -
    Investments                                                  $  449,656,698
    Translation of assets and liabilities in foreign
      currencies                                                          3,573
                                                                 --------------
      Net unrealized gain on investments and foreign currency
        translation                                              $  449,660,271
                                                                 --------------
        Net realized and unrealized gain on investments and
          foreign currency                                       $  613,988,928
                                                                 --------------
          Increase in net assets from operations                 $  602,743,093
                                                                 ==============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                      YEAR ENDED
                                                         FEBRUARY 29, 2000                 AUGUST 31, 1999
                                                               (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                       $  (11,245,835)                 $  (10,112,459)
  Net realized gain on investments and foreign
    currency transactions                                      164,328,657                      79,985,240
  Net unrealized gain on investments and
    foreign currency translation                               449,660,271                     220,365,436
                                                            --------------                  --------------
      Increase in net assets from operations                $  602,743,093                  $  290,238,217
                                                            --------------                  --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                         $  (37,735,978)                 $   (7,422,891)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            (46,345,703)                     (8,619,831)
  From net realized gain on investments and foreign
    currency transactions (Class C)                            (13,271,635)                     (2,303,504)
  From net realized gain on investments and foreign
    currency transactions (Class I)                             (1,678,981)                       (774,501)
                                                            --------------                  --------------
      Total distributions declared to shareholders          $  (99,032,297)                 $  (19,120,727)
                                                            --------------                  --------------
Net increase in net assets from Fund share
  transactions                                              $  685,475,017                  $  672,666,668
                                                            --------------                  --------------
      Total increase in net assets                          $1,189,185,813                  $  943,784,158
Net assets:
  At beginning of period                                     1,379,843,484                     436,059,326
                                                            --------------                  --------------
  At end of period (including accumulated net
    investment loss of $11,264,730 and $18,895,
    respectively)                                           $2,569,029,297                  $1,379,843,484
                                                            ==============                  ==============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED AUGUST 31,                   PERIOD ENDED
                                     SIX MONTHS ENDED         ------------------------------------------          AUGUST 31,
                                    FEBRUARY 29, 2000              1999             1998            1997               1996*
                                          (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                              CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $28.18            $18.79           $16.79          $12.26              $10.00
                                               ------            ------           ------          ------              ------
Income from investment operations# -
  Net investment income (loss)(S)              $(0.13)           $(0.18)          $(0.14)         $(0.11)             $ 0.02
  Net realized and unrealized gain on
    investments and foreign currency            10.57             10.29             2.32            6.67                2.24
                                               ------            ------           ------          ------              ------
      Total from investment operations         $10.44            $10.11           $ 2.18          $ 6.56              $ 2.26
                                               ------            ------           ------          ------              ------
Less distributions declared to
  shareholders from net realized gain
  on investments and foreign currency
  transactions                                 $(1.84)           $(0.72)          $(0.18)         $(2.03)             $ --
                                               ------            ------           ------          ------              ------
Net asset value - end of period                $36.78            $28.18           $18.79          $16.79              $12.26
                                               ======            ======           ======          ======              ======
Total return(+)                                 38.13%++          54.40%           13.07%          59.54%              22.60%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     1.33%+            1.38%            1.36%           1.29%               0.44%+
  Net investment income (loss)                  (0.85)%+          (0.69)%          (0.66)%         (0.82)%              0.23%+
Portfolio turnover                                 48%              112%              56%             82%                104%
Net assets at end of period
  (000 omitted)                            $1,043,631          $512,994         $168,536         $21,699             $10,145

(S) For the periods ended August 31, 1997, and 1996, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management and distribution fees, at not more than 0.50% of average daily net assets. Prior to August 31, 1998, the investment adviser and the distributor voluntarily waived a portion of their management fee and distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund and/or if actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

      Net investment loss                      $ --              $ --             $(0.15)         $(0.15)             $(0.05)
      Ratios (to average net assets):
        Expenses##                               --                --               1.43%           1.59%               1.84%+
        Net investment loss                      --                --              (0.72)%         (1.12)%             (0.66)%+

  * For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,          PERIOD ENDED
                                               SIX MONTHS ENDED                -------------------------          AUGUST 31,
                                              FEBRUARY 29, 2000                 1999                1998               1997*
                                                    (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $27.75               $18.59              $16.75              $12.53
                                                         ------               ------              ------              ------
Income from investment operations# -
  Net investment loss(S)                                 $(0.23)              $(0.35)             $(0.28)             $(0.09)
  Net realized and unrealized gain on
    investments and foreign currency                      10.42                10.18                2.30                4.31
                                                         ------               ------              ------              ------
      Total from investment operations                   $10.19               $ 9.83              $ 2.02              $ 4.22
                                                         ------               ------              ------              ------
Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                          $(1.73)              $(0.67)             $(0.18)             $ --
                                                         ------               ------              ------              ------
Net asset value - end of period                          $36.21               $27.75              $18.59              $16.75
                                                         ======               ======              ======              ======
Total return                                              37.67%++             53.47%              12.12%              33.76%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.98%+               2.03%               2.08%               2.02%+
  Net investment loss                                     (1.50)%+             (1.34)%             (1.36)%             (1.46)%+
Portfolio turnover                                           48%                 112%                 56%                 82%
Net assets at end of period (000 omitted)            $1,149,124             $656,217            $196,519             $15,735

(S) For the period ended August 31, 1997, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management and distribution fees, at not more than 0.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

      Net investment loss                                $ --                 $ --                $ --                $(0.12)
      Ratios (to average net assets):
        Expenses##                                         --                   --                  --                  2.51%+
        Net investment loss                                --                   --                  --                 (1.95)%+

  * For the period from the inception of Class B, April 11, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,          PERIOD ENDED
                                               SIX MONTHS ENDED                -------------------------          AUGUST 31,
                                              FEBRUARY 29, 2000                 1999                1998               1997*
                                                    (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $27.81               $18.63              $16.77              $12.53
                                                         ------               ------              ------              ------
Income from investment operations# -
  Net investment loss(S)                                 $(0.24)              $(0.35)             $(0.28)             $(0.09)
  Net realized and unrealized gain on investments
    and foreign om investment operations                 $10.22               $ 9.85              $ 2.03              $ 4.24
                                                         ------               ------              ------              ------
Less distributions declared to shareholders from
  net realized gain on investments and foreign
  currency transactions                                  $(1.74)              $(0.67)             $(0.17)             $ --
                                                         ------               ------              ------              ------
Net asset value - end of period                          $36.29               $27.81              $18.63              $16.77
                                                         ======               ======              ======              ======
Total return                                              37.73%++             53.40%              12.20%              33.92%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.98%+               2.03%               2.08%               2.04%+
  Net investment loss                                     (1.50)%+             (1.34)%             (1.37)%             (1.48)%+
Portfolio turnover                                           48%                 112%                 56%                 82%
Net assets at end of period (000 omitted)              $338,998             $185,784             $52,668              $6,048

(S) For the period ended August 31, 1997, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management and distribution fees, at not more than 0.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

      Net investment loss                                $ --                 $ --                $ --                $(0.13)
      Ratios (to average net assets):
        Expenses##                                         --                   --                  --                  2.56%+
        Net investment loss                                --                   --                  --                 (1.99)%+
  * For the period from the inception of Class C, April 11, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,          PERIOD ENDED
                                               SIX MONTHS ENDED               --------------------------          AUGUST 31,
                                              FEBRUARY 29, 2000                 1999                1998               1997*
                                                    (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $28.36               $18.85              $16.80              $12.08
                                                         ------               ------              ------              ------
Income from investment operations# -
  Net investment loss(S)                                 $(0.08)              $(0.08)             $(0.08)             $(0.04)
  Net realized and unrealized gain on investments
    and foreign currency                                  10.66                10.34                2.31                4.76
                                                         ------               ------              ------              ------
      Total from investment operations                   $10.58               $10.26              $ 2.23              $ 4.72
                                                         ------               ------              ------              ------
Less distributions declared to shareholders from
  net realized gain on investments and foreign
  currency transactions                                  $(1.90)              $(0.75)             $(0.18)             $ --
                                                         ------               ------              ------              ------
Net asset value - end of period                          $37.04               $28.36              $18.85              $16.80
                                                         ======               ======              ======              ======
Total return                                              38.38%++             55.08%              13.32%              39.24%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               0.98%+               1.03%               1.08%               0.94%+
  Net investment loss                                     (0.50)%+             (0.34)%             (0.37)%             (0.40)%+
Portfolio turnover                                           48%                 112%                 56%                 82%
Net assets at end of period (000 omitted)               $36,514              $24,849             $18,335             $13,462

(S) For the period ended August 31, 1997, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management fees, at not more than 0.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

   Net investment loss                                   $ --                 $ --                $ --                $(0.06)
   Ratios (to average net assets):
     Expenses##                                            --                   --                  --                  1.14%+
     Net investment loss                                   --                   --                  --                 (0.60)%+
  * For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

--------------------------------------------------------------------------------
                                                               PERIOD ENDED
                                                          FEBRUARY 29, 2000*
                                                                 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                     CLASS J
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $34.29
                                                                      ------
Income from investment operations# -
  Net investment loss                                                 $(0.06)
  Net realized and unrealized gain on investments and foreign
    currency                                                            1.98
                                                                      ------
      Total from investment operations                                $ 1.92
                                                                      ------
Net asset value - end of period                                       $36.21
                                                                      ======
Total return(+)                                                          5.60%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.98%+
  Net investment loss                                                   (1.50)%+
Portfolio turnover                                                         48%
Net assets at end of period (000 omitted)                                $762

  * For the period from the inception of Class J, December 31, 1999, through February 29, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Strategic Growth Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the Fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 29, 2000, the value of securities loaned was $134,688,727. These loans were collateralized by U.S. Treasury securities of $105,827 and cash of $138,104,729 which was invested in the following short-term obligations:

                                                                 IDENTIFIED COST
                                                       SHARES          AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      138,104,729       $138,104,729

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,406 for the six months ended February 29, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $519,774 for the six months ended February 29, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $45,035 for the six months ended February 29, 2000. Fees incurred under the distribution plan during the six months ended February 29, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,514 and $2,389 for Class B and Class C shares, respectively, for the six months ended February 29, 2000. Fees incurred under the distribution plan during the six months ended February 29, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of up to 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Monex, Inc. ("Monex") and Citicorp Securities (Japan) Ltd. ("Citicorp") and their network of financial intermediaries. Monex also serves as the Fund's Agent Securities Company in Japan, and in that capacity represents the Fund before Japanese regulatory authorities. MFD will pay to Monex and Citicorp all of the service fee attributable to Class J shares. Out of the distribution fee, MFD will pay to Monex and Citicorp 0.575% per annum of average daily net assets attributable to Class J shares and will retain the remaining 0.125%. A portion of the distribution fee equal to 0.05% per annum of the Fund's average daily net assets attributable to Class J shares is paid to Monex to cover its services as the Fund's Agent Securities Company. Fees incurred under the distribution plan during the period ended February 29, 2000, were 1.00% of average net assets attributable to Class J shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 29, 2000, were $16,839, $526,366, and $43,153 for Class A, Class B, and Class
C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,552,379,768 and $952,033,570, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,957,696,054
                                                               --------------

Gross unrealized appreciation                                  $  735,998,715
Gross unrealized depreciation                                    (108,888,737)
                                                               --------------

    Net unrealized appreciation                                $  627,109,978
                                                               ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                 SIX MONTHS ENDED FEBRUARY 29, 2000            YEAR ENDED AUGUST 31, 1999
                                 ----------------------------------      --------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          12,426,545       $ 414,212,592        15,943,773       $ 411,479,246
Shares issued to shareholders
  in reinvestment of
  distributions                       1,097,019          34,767,502           283,116           6,745,030
Shares reacquired                    (3,359,300)       (108,293,275)       (6,990,984)       (175,904,817)
                                     ----------       -------------        ----------       -------------
    Net increase                     10,164,264       $ 340,686,819         9,235,905       $ 242,319,459
                                     ==========       =============        ==========       =============

Class B Shares
                                 SIX MONTHS ENDED FEBRUARY 29, 2000            YEAR ENDED AUGUST 31, 1999
                                 ----------------------------------      --------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           8,957,314       $ 284,470,690        16,880,873       $ 431,590,084
Shares issued to shareholders
  in reinvestment of distributions    1,318,828          41,210,532           324,370           7,646,316
Shares reacquired                    (2,185,063)        (69,903,103)       (4,132,169)       (105,206,007)
                                     ----------       -------------        ----------       -------------
    Net increase                      8,091,079       $ 255,778,119        13,073,074       $ 334,030,393
                                     ==========       =============        ==========       =============

Class C Shares
                                 SIX MONTHS ENDED FEBRUARY 29, 2000            YEAR ENDED AUGUST 31, 1999
                                 ----------------------------------      --------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           3,125,063       $  99,807,068         5,551,263       $ 141,563,695
Shares issued to shareholders
  in reinvestment of distributions      362,531          11,364,353            79,491           1,876,845
Shares reacquired                      (825,914)        (26,470,371)       (1,778,448)        (44,256,563)
                                     ----------       -------------        ----------       -------------
    Net increase                      2,661,680       $  84,701,050         3,852,306       $  99,183,977
                                     ==========       =============        ==========       =============

Class I Shares
                                 SIX MONTHS ENDED FEBRUARY 29, 2000            YEAR ENDED AUGUST 31, 1999
                                 ----------------------------------      --------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             157,634       $   5,137,577           310,485       $   7,959,479
Shares issued to shareholders
  in reinvestment of distributions       52,333           1,668,371            32,260             771,016
Shares reacquired                      (100,440)         (3,242,585)         (439,164)        (11,597,656)
                                     ----------       -------------        ----------       -------------
    Net increase (decrease)             109,527       $   3,563,363           (96,419)      $  (2,867,161)
                                     ==========       =============        ==========       =============

Class J Shares
                                    PERIOD ENDED FEBRUARY 29, 2000*
                                    -------------------------------
                                         SHARES              AMOUNT
-------------------------------------------------------------------
Shares sold                              21,126       $     748,165
Shares reacquired                           (70)             (2,499)
                                     ----------       -------------
    Net increase                         21,056       $     745,666
                                     ==========       =============

* For the period from the inception of Class J, December 31, 1999, through February 29, 2000.

(6) Line of Credit

The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 29, 2000, was $7,226. The Fund had no significant borrowings during the period.

MFS(R) STRATEGIC GROWTH FUND
TRUSTEES                                                 ASSISTANT TREASURERS
Richard B. Bailey+ - Private Investor; Former            Mark E. Bradley*
Chairman and Director (until 1991), MFS Investment       Ellen Moynihan*
Management(R)                                            James O. Yost*

Marshall N. Cohan+ - Private Investor                    SECRETARY
                                                         Stephen E. Cavan*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac
Surgery, Brigham and Women's Hospital; Professor         ASSISTANT SECRETARY
of Surgery, Harvard Medical School                       James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE+ - Chief              CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.; Chairman,        State Street Bank and Trust Company
Colonial Insurance Company, Ltd.
                                                         INVESTOR INFORMATION
Abby M. O'Neill+ - Private Investor                      For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Walter E. Robb, III+ - President and Treasurer,          kit, call toll free: 1-800-637-2929 any business
Benchmark Advisors, Inc. (corporate financial            day from 9 a.m. to 5 p.m. Eastern time (or leave a
consultants); President, Benchmark Consulting            message anytime).
Group, Inc. (office services)
                                                         INVESTOR SERVICE
Arnold D. Scott* - Senior Executive                      MFS Service Center, Inc.
Vice President, Director, and Secretary,                 P.O. Box 2281
MFS Investment Management                                Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman and Chief                  For general information, call toll free:
Executive Officer, MFS Investment Management             1-800-225-2606 any business day from
                                                         8 a.m. to 8 p.m. Eastern time.
J. Dale Sherratt+ - President, Insight Resources,
Inc. (acquisition planning specialists)                  For service to speech- or hearing-impaired, call
                                                         toll free: 1-800-637-6576 any business day from 9
Ward Smith+ - Former Chairman (until 1994), NACCO        a.m. to 5 p.m. Eastern time. (To use this service,
Industries (holding company)                             your phone must be equipped with a
                                                         Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company                 For share prices, account balances, exchanges, or
500 Boylston Street                                      stock and bond outlooks, call toll free:
Boston, MA 02116-3741                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                              WORLD WIDE WEB
500 Boylston Street                                      www.mfs.com
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
S. Irfan Ali*

TREASURER
W. Thomas London*


+ Independent Trustee
* MFS Investment Management

MFS(R) STRATEGIC GROWTH FUND                                    ------------
                                                                  BULK RATE
[Logo] M F S(R)                                                 U.S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
We invented the mutual fund(R)                                      MFS
                                                                ------------
500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                 MSG-3 4/00 155M 90/290/390/890